                                                                 Exhibit 99.2




                        NOTICE OF GUARANTEED DELIVERY FOR

                            [                       ]


         This form or one substantially equivalent hereof must be used to accept
the Exchange Offer relating to the [                    ] of CellNet Data
Systems, Inc. (the "Company") made pursuant to the Prospectus, dated November 1, 1996 (the "Prospectus"), if certificates for Old Notes of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to The Bank of New York (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Notes (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.



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

                                             THE BANK OF NEW YORK

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 BY REGISTERED OR CERTIFIED MAIL:       FACSIMILE TRANSMISSION NUMBER:          BY HAND/OVERNIGHT DELIVERY:
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
                                                (212) 571-3080


      101 Barclay Street-7E          (For Eligible Institutions Only)              101 Barclay Street

        New York, New York                   Confirm by Telephone:            Corporate Trust Services Window

  Attn:   Reorganization Section                (212) 815-6333                          Ground Level

          Arwen Gibbons                                                          New York, New York  10286

                                                                               Attn:  Reorganization Section




                                             For Information Call:

                                                (212) 815-6333
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         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH
ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

         Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount (at maturity of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange
Offer--Guaranteed Delivery Procedures" section of the Prospectus.

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Principal Amount At Maturity of Old Notes
Tendered:(1)




$________________________________________




Certificate Nos. (if available):


_________________________________________  If Old Notes will be delivered by book-entry transfer to The Depository
                                           Trust Company, provide account
                                           number.


Total Principal Amount at Maturity
Represented by Old Notes Certificate(s):


$_______________________________________   Account Number_______________________
-------------------------------------------------------------------------------


------------------------

     (1)Must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.

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         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

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                                PLEASE SIGN HERE

X_______________________________        ______________________________

X_______________________________        ______________________________
    Signature(s) of Owner(s) or                        Date
    Authorized Signatory

Area Code and Telephone Number:         ______________________________

         Must be signed by the holder(s) of the Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.


                      Please print name(s) and address(es)


Name(s):       ________________________________________________________________
               ________________________________________________________________
               ________________________________________________________________
Capacity:      ________________________________________________________________
Address(es):   ________________________________________________________________
               ________________________________________________________________
               ________________________________________________________________

                                    GUARANTEE

         The undersigned, an Eligible Institution within the meaning of Rule 17(A)(d)-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that the certificates representing the principal amount at maturity of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the

Exchange Agent at the address set forth above, no later than five New York Stock Exchange trading days after the date of execution hereof.


__________________________________      ___________________________________
          Name of Firm                         Authorized Signature

__________________________________      ___________________________________
            Address                                    Title

__________________________________      ___________________________________
           Zip Code                           (Please Type or Print)

Area Code and Telephone No._______      Dated:_____________________________



NOTE: DO NOT SENT CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.